Exhibit 23.1

                    Consent of Independent Public Accountants
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1999, incorporated by reference in Sigma-Aldrich Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                          /S/Arthur Anderson LLP
                                             ---------------------------
                                             Arthur Anderson LLP
St. Louis, Missouri,
February 14, 2000